UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 14, 2006, Cisco Systems, Inc. (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated on behalf of the several underwriters named therein in connection with the offer and sale of investment grade notes in an underwritten public offering (the “Offering”). The Offering is expected to be completed on February 22, 2006. The underwriting agreement includes the terms and conditions for the debt securities, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type. Upon completion of the Offering, the following debt securities (collectively, the “Notes”) will be issued pursuant to the Indenture (defined below) with the following principal terms.

Floating Rate Notes due 2009. The aggregate principal amount of Floating Rate Notes due 2009 (the “2009 Notes”) expected to be issued and sold is $500,000,000. These notes will mature on February 20, 2009 and bear interest at a floating rate of three-month LIBOR plus 0.08% per annum, payable quarterly on February 22, May 22, August 22 and November 22 of each year, commencing May 22, 2006. The 2009 Notes are not redeemable by the Company.

5.25% Senior Notes due 2011. The aggregate principal amount of 5.25% Senior Notes due 2011 (the “2011 Notes”) expected to be issued and sold is $3,000,000,000. These notes will mature on February 22, 2011 and bear interest at a fixed rate of 5.25% per annum, payable semi-annually on February 22 and August 22 of each year, commencing August 22, 2006. The 2011 Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

5.50% Senior Notes due 2016. The aggregate principal amount of 5.50% Senior Notes due 2016 (the “2016 Notes”) expected to be issued and sold is $3,000,000,000. These notes will mature on February 22, 2016 and bear interest at a fixed rate of 5.50% per annum, payable semi-annually on February 22 and August 22 of each year, commencing August 22, 2006. The 2016 Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

The “make-whole premium” redemption price will be equal to the greater of (a) 100% of the principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments thereon discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Notes) plus 15 basis points with respect to the 2011 Notes and 20 basis points with respect to the 2016 Notes. Accrued interest will be paid to but excluding the redemption date. The Notes are unsecured and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness. The Notes will effectively rank junior to all liabilities of the subsidiaries of the Company.

In connection with the Offering, the Company will enter into an Indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Indenture will provide for the issuance by the Company of the Notes. The Notes will be subject to the covenants in the Indenture, which include limitations on liens, limitations on sale and lease-back transactions and limitations on consolidations, mergers and conveyances, transfers and leases of assets.

The Indenture will contain customary events of default, including: (a) the Company’s failure to pay principal or premium, if any, on a series of the Notes when due at maturity, upon redemption or otherwise; (b) the Company’s failure to pay any interest on a series of the Notes for 30 days after the interest becomes due; (c) the Company’s failure to deposit any sinking fund payment when due, relating to a series of the Notes; (d) the Company’s failure to perform, or its breach of, any other covenant, agreement or condition in the Indenture in respect of a series of the Notes for 60 days after either the Trustee or holders of at least 25% in principal amount of the outstanding notes of a series of the Notes have given us written notice of the breach in the manner required by the Indenture; and (e) specified events involving the Company’s bankruptcy, insolvency or reorganization. If an event of default resulting from specified events involving the Company’s bankruptcy, insolvency or reorganization has occurred and is continuing, the Indenture provides that the entire principal amount plus accrued and unpaid interest of the Notes outstanding will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any holder. Upon any other event of default with respect to any series of the Notes, the Indenture provides that either the Trustee or the holders of at least 25% in principal amount of the outstanding notes of that series may declare the principal amount plus accrued and unpaid interest of all the outstanding notes of that entire series due and immediately payable. Upon such a declaration, the Company would be obligated to pay the principal amount plus accrued and unpaid interest of the series of Notes so declared due and payable.

The Company and its affiliates maintain various commercial and service relationships with the Trustee and its affiliates in the ordinary course of business. In particular, affiliates of the Trustee provide asset and investment management services to the Company and its affiliates. Deutsche Bank Securities Inc., one of the senior co-managers of the Offering, is an affiliate of the Trustee. In addition, Deutsche Bank AG, an affiliate of both Deutsche Bank Securities Inc. and the Trustee, has agreed to provide interest rate swaps with respect to $1.0 billion of the 2011 Notes and $1.0 billion of the 2016 Notes. Affiliates of the Trustee may in the future engage in lending and hedging transactions with us and our affiliates.

The descriptions above are summaries and are qualified in their entirety by the forms of the Indenture and the Notes, filed herewith as Exhibit No. 4.1 and Exhibit No. 4.2 and incorporated by reference herein.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (No. 333-131723) (the “Registration Statement”). In connection with the Offering, the Company is filing the underwriting agreement as Exhibit No. 1.1 to this current report on Form 8-K, which is to be incorporated by reference in its entirety into the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 14, 2006, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	Form of Indenture between the Company and Deutsche Bank Trust Company, as trustee.

4.2	Forms of Global Note for the Floating Rate Notes due 2009, 5.25% Senior Notes due 2011 and 5.50% Senior Notes due 2016 (contained in Exhibit No. 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 21, 2006	By:	/s/ David Holland
	Name:	David Holland
	Title:	Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 14, 2006, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	Form of Indenture between the Company and Deutsche Bank Trust Company, as trustee.

4.2	Forms of Global Note for the Floating Rate Notes due 2009, 5.25% Senior Notes due 2011 and 5.50% Senior Notes due 2016 (contained in Exhibit No. 4.1).